Exhibit 99.2

Q1 2012 Earnings Presentation Peter McDonald, CEO Dee Jones, CFO May 8, 2012

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You should not place undue reliance on these statements. These forward-looking statements include statements that reflect the current views of our senior management with respect to our financial performance and future events with respect to our business and industry in general. Statements that include the words “may,” “will,” “could,” “should,” “would,” “believe,” “anticipate,” “forecast,” “estimate,” “expect,” “preliminary,” “intend,” “plan,” “project,” “outlook” and similar statements of a future or forward-looking nature identify forward-looking statements. Forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these financial statements. We believe that these factors include, but are not limited to, the following: our inability to provide assurance for the long-term continued viability of our business; reduced advertising spending and increased contract cancellations by our clients, which causes reduced revenue; declining use of print yellow pages directories by consumers; competition from other yellow pages directory publishers and other traditional and new media; our ability to anticipate or respond to changes in technology and user preferences; changes in our operating performance; limitations on our operating and strategic flexibility and the ability to operate our business, finance our capital needs or expand business strategies under the terms of our credit agreement; failure to comply with the financial covenants and other restrictive covenants in our credit agreement; limited access to capital markets and increased borrowing costs resulting from our leveraged capital structure and debt ratings; changes in the availability and cost of paper and other raw materials used to print our directories; our reliance on third-party providers for printing, publishing and distribution services; credit risk associated with our reliance on small- and medium-sized businesses as clients; our ability to attract and retain qualified key personnel; our ability to maintain good relations with our unionized employees; changes in labor, business, political and economic conditions; changes in governmental regulations and policies and actions of federal, state and local municipalities; and the outcome of pending or future litigation and other claims. The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this and other reports we file with the Securities and Exchange Commission (“SEC”), including the information in “Item 1A. Risk Factors” in Part I of our Annual Report on Form 10-K for the year ended December 31, 2011 and in all subsequent filings with the SEC. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. All forward-looking statements included in this report are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Peter McDonald, CEO

Financial Overview – Q1 2012 Results Adjusted Expense Reduction 24.3% Operating Revenue -17.1% Adjusted EBITDA margin 40.8% Q1 2012 Q1 2011 Q1 2012 Q1 2011 Improved EBITDA margin of 560 bps Expenses Down Margins Up

Be the trusted partner helping small and medium-sized businesses grow through effective marketing solutions Our Approach

Solutions and Service “New, Relevant and Service-Oriented”

Consumers Still Use Yellow Pages “New, Relevant and Service-Oriented” Source: Simmons 2011 National Consumer Survey Age

PYP: Burke LMTS 62% Of adults contacted the business after a reference 7.4 Billion Print References 76% Of consumer contacts made a purchase Yellow Pages Still Have Value For Advertisers

PYP: Burke LMTS; CRM Associates 20% Markets over 500,000 25% Markets under 500,000 Year over Year Increase in calls for Print Yellow Pages Display Advertising In 2011, 266,314 measured lines in print and online yellow pages generated 45,365,795 calls Increased Calls

Superpages mobile app joins the ranks of Angry Birds, Facebook, Skype and Spotify as an Appy Award winner

Search Marketing Gold Medal Winner - SocialEze

Implied Intelligence Research – April 2012 Best Business Information Criteria: Superpages was the overall winner in an independent test of business listings data accuracy and completeness

Peter McDonald, CEO

Dee Jones, CFO

Financial Overview - Revenue Comparison Q1 2012 revenue declined 17.1 percent Q1 2011 Q1 2012 Operating Revenue

Net ad sales exclusive of the CMR impact(2) Financial Overview – Net Advertising Sales(1) -16.1% -15.9% -16.3% -15.4% -19.3% (1) Net advertising sales is an operating measure used by the Company to compare advertising sales for current advertising periods to corresponding sales for previous periods. It is important to distinguish net advertising sales from operating revenue, which on our financial statements is recognized under the deferral and amortization method. (2) Advertising sales for the three months ended March 31, 2011 include negative adjustments of $9 million related to the financial distress and operational wind down of a single certified marketing representative in our third-party national sales channel. Excluding this impact, advertising sales for the three months ended March 31, 2012 would have reflected a decline of 19.3%, compared to a decline of 15.4% for the three months ended March 31, 2011. As of June 2011, these accounts have been transitioned to other certified marketing representative firms.

Financial Overview - Adjusted EBITDA(1) Comparison (1) Q1 2012 and 2011 reconciliation of GAAP to non-GAAP is included in the appendix. Q1 2012 adjusted EBITDA declined 3.9 percent 40.8% 35.2% 560bps margin improvement Q1 2012 Q1 2011

22.4% 21.8% Financial Overview –Adjusted Expenses (1) (1) Adjusted expenses exclude severance costs and depreciation and amortization. Selling – continued improvement in sales force efficiencies and related costs Cost of Sales – primarily lower print volumes and distribution costs; efficiencies across all functions G&A – lower bad debt expense; efficiencies across various functions Q1 2012 Adjusted Expenses declined 24.3% vs. last year 32.8.% 24.3%

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Appendix

SuperMedia Inc. Reconciliation of Non-GAAP Measures Three Months Ended March 31, 2012 and 2011 (dollars in millions) Unaudited 3 Mos. Ended 3/31/12 3 Mos. Ended 3/31/11 Net Income - GAAP 62 $ 30 $ Add/subtract non-operating items: Provision for income taxes 26 16 Interest expense, net 46 57 Gain on early extinguishment of debt (6) (28) - Operating Income 106 103 Depreciation and amortization 40 44 EBITDA (non-GAAP) (1) 146 147 Adjustments: Severance costs (5) 2 7 Adjusted EBITDA (non-GAAP) (2) 148 $ 154 $ Operating Revenue 363 $ 438 $ Operating Income margin (3) 29.2% 23.5% Impact of depreciation and amortization 11.0% 10.1% EBITDA margin (non-GAAP) (4) 40.2% 33.6% Impact of adjustments 0.6% 1.6% Adjusted EBITDA margin (non-GAAP) (4) 40.8% 35.2% Notes: (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, gain on early extinguishment of debt, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that adjusts EBITDA for certain unique costs including severance costs. (3) Operating Income margin is calculated by dividing Operating Income by Operating Revenue. (4) EBITDA and Adjusted EBITDA margin is calculated by dividing EBITDA and Adjusted EBITDA by Operating Revenue. (5) Severance costs are associated with headcount reductions. (6) Gain on early extinguishment of debt represents the gain associated with the purchase of a portion of the Company's debt below par value.